                                                                EXHIBIT 10 (iii)


                    AMENDMENT TO SEVERANCE PAYMENT AGREEMENT


         This Amendment to Severance Payment Agreement ("Amendment") is made and entered into as of May 22, 1995, by and among ST. PAUL BANCORP, INC. (the "Company"), ST. PAUL FEDERAL BANK FOR SAVINGS (the "Bank") and THOMAS J. RINELLA (the "Employee").

         WHEREAS, the Company, the Bank and the Employee have entered into a Severance Payment Agreement, dated as of December 21, 1992, as amended (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects;

         NOW, THEREFORE, it is AGREED as follows:

         1. The second sentence of the first paragraph of Section 2(a) of the Agreement is hereby amended to read in its entirety as follows:

                 "Subject to Section 2(d) below, the amount of this payment shall be equal to (i) one year's then current compensation (as defined in Section 2[e] below), but not less than such compensation calculated as of the end of the fiscal year preceding such change in control, if the Employee voluntarily terminates his employment without "Good Reason" (as defined in Section 2[b] hereof), which payment shall be made by the Company or (ii) three times the Employee's "Base Amount" (as hereinafter defined) less one dollar, if the Employee's termination was either voluntary with Good Reason or involuntary (other than for "Cause"), which payment shall be made by the Company or the Bank."

         2. Section 3 of the Agreement is hereby amended to read in its entirety as follows:

                 "3. Allocation of Payments. Notwithstanding any other provisions of this Agreement, the obligations of the Bank to make payments hereunder shall be limited to the amount of such payments permitted by Regulatory Bulletin 27a issued by the OTS or any other applicable law or regulation in effect from time to time during the term of this Agreement. All additional payments contemplated under the terms of this Agreement in excess of the amount indicated in the preceding sentence, including but not limited to the payment contemplated under subpart (i) of the second sentence of
                 Section 2(a) of this Agreement, shall be an obligation of the Company only."

         3. Except as amended hereby, the Agreement shall continue and shall remain in full force and effect in all respects.

         4. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Amendment or have caused this Amendment to be executed on their behalf, as of the date first above written.


ATTEST:                                    ST. PAUL BANCORP, INC.


_____________________________              By___________________________________
                                                 Joseph C. Scully
                                                 Chairman of the Board


ATTEST:                                    ST. PAUL FEDERAL BANK FOR SAVINGS


____________________________               By___________________________________

                                                  Joseph C. Scully
                                                  Chairman of the Board

                                           EMPLOYEE


                                           _____________________________________
                                                  THOMAS J. RINELLA

                    AMENDMENT TO SEVERANCE PAYMENT AGREEMENT


         This Amendment to Severance Payment Agreement ("Amendment") is made and entered into as of May 22, 1995, by and among ST. PAUL BANCORP, INC. (the "Company"), ST. PAUL FEDERAL BANK FOR SAVINGS (the "Bank") and DONALD G. ROSS (the "Employee").

         WHEREAS, the Company, the Bank and the Employee have entered into a Severance Payment Agreement, dated as of December 21, 1992, as amended (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects;

         NOW, THEREFORE, it is AGREED as follows:

         1. The second sentence of the first paragraph of Section 2(a) of the Agreement is hereby amended to read in its entirety as follows:

                 "Subject to Section 2(d) below, the amount of this payment shall be equal to (i) one year's then current compensation (as defined in Section 2[e] below), but not less than such compensation calculated as of the end of the fiscal year preceding such change in control, if the Employee voluntarily terminates his employment without "Good Reason" (as defined in Section 2[b] hereof), which payment shall be made by the Company or (ii) three times the Employee's "Base Amount" (as hereinafter defined) less one dollar, if the Employee's termination was either voluntary with Good Reason or involuntary (other than for "Cause"), which payment shall be made by the Company or the Bank."

         2. Section 3 of the Agreement is hereby amended to read in its entirety as follows:

                 "3.      Allocation of Payments.  Notwithstanding any other
                 provisions of this Agreement, the obligations of the Bank to make payments hereunder shall be limited to the amount of such payments permitted by Regulatory Bulletin 27a issued by the OTS or any other applicable law or regulation in effect from time to time during the term of this Agreement. All additional payments contemplated under the terms of this Agreement in excess of the amount indicated in the preceding sentence, including but not limited to the payment contemplated under subpart (i) of the second sentence of
                 Section 2(a) of this Agreement, shall be an obligation of the Company only."

         3. Except as amended hereby, the Agreement shall continue and shall remain in full force and effect in all respects.

         4. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Amendment or have caused this Amendment to be executed on their behalf, as of the date first above written.

ATTEST:                                    ST. PAUL BANCORP, INC.


_____________________________              By___________________________________
                                                  Joseph C. Scully
                                                  Chairman of the Board


ATTEST:                                    ST. PAUL FEDERAL BANK FOR SAVINGS


_____________________________              By___________________________________
                                                  Joseph C. Scully
                                                  Chairman of the Board


                                           EMPLOYEE


                                            ____________________________________
                                                  DONALD G. ROSS

                    AMENDMENT TO SEVERANCE PAYMENT AGREEMENT


         This Amendment to Severance Payment Agreement ("Amendment") is made and entered into as of May 22, 1995, by and among ST. PAUL BANCORP, INC. (the "Company"), ST. PAUL FEDERAL BANK FOR SAVINGS (the "Bank") and CLIFFORD M. SLADNICK (the "Employee").

         WHEREAS, the Company, the Bank and the Employee have entered into a Severance Payment Agreement, dated as of December 21, 1992, as amended (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects;

         NOW, THEREFORE, it is AGREED as follows:

         1. The second sentence of the first paragraph of Section 2(a) of the Agreement is hereby amended to read in its entirety as follows:

                 "Subject to Section 2(d) below, the amount of this payment shall be equal to (i) one year's then current compensation (as defined in Section 2[e] below), but not less than such compensation calculated as of the end of the fiscal year preceding such change in control, if the Employee voluntarily terminates his employment without "Good Reason" (as defined in Section 2[b] hereof), which payment shall be made by the Company or (ii) three times the Employee's "Base Amount" (as hereinafter defined) less one dollar, if the Employee's termination was either voluntary with Good Reason or involuntary (other than for "Cause"), which payment shall be made by the Company or the Bank."

         2. Section 3 of the Agreement is hereby amended to read in its entirety as follows:

                 "3.      Allocation of Payments.  Notwithstanding any other
                 provisions of this Agreement, the obligations of the Bank to make payments hereunder shall be limited to the amount of such payments permitted by Regulatory Bulletin 27a issued by the OTS or any other applicable law or regulation in effect from time to time during the term of this Agreement. All additional payments contemplated under the terms of this Agreement in excess of the amount indicated in the preceding sentence, including but not limited to the payment contemplated under subpart (i) of the second sentence of
                 Section 2(a) of this Agreement, shall be an obligation of the Company only."

         3. Except as amended hereby, the Agreement shall continue and shall remain in full force and effect in all respects.

         4. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Amendment or have caused this Amendment to be executed on their behalf, as of the date first above written.


ATTEST:                                    ST. PAUL BANCORP, INC.


____________________________               By___________________________________
                                                 Joseph C. Scully
                                                 Chairman of the Board


ATTEST:                                    ST. PAUL FEDERAL BANK FOR SAVINGS


_____________________________              By___________________________________
                                                 Joseph C. Scully
                                                 Chairman of the Board


                                           EMPLOYEE


                                           _____________________________________
                                                 CLIFFORD M. SLADNICK

                    AMENDMENT TO SEVERANCE PAYMENT AGREEMENT


         This Amendment to Severance Payment Agreement ("Amendment") is made and entered into as of May 22, 1995, by and among ST. PAUL BANCORP, INC. (the "Company"), ST. PAUL FEDERAL BANK FOR SAVINGS (the "Bank") and ROBERT N. PARKE (the "Employee").

         WHEREAS, the Company, the Bank and the Employee have entered into a Severance Payment Agreement, dated as of December 21, 1992, as amended (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects;

         NOW, THEREFORE, it is AGREED as follows:

         1. The second sentence of the first paragraph of Section 2(a) of the Agreement is hereby amended to read in its entirety as follows:

                 "Subject to Section 2(d) below, the amount of this payment shall be equal to (i) one year's then current compensation (as defined in Section 2[e] below), but not less than such compensation calculated as of the end of the fiscal year preceding such change in control, if the Employee voluntarily terminates his employment without "Good Reason" (as defined in Section 2[b] hereof), which payment shall be made by the Company or (ii) three times the Employee's "Base Amount" (as hereinafter defined) less one dollar, if the Employee's termination was either voluntary with Good Reason or involuntary (other than for "Cause"), which payment shall be made by the Company or the Bank."

         2. Section 3 of the Agreement is hereby amended to read in its entirety as follows:

                 "3.      Allocation of Payments.  Notwithstanding any other
                 provisions of this Agreement, the obligations of the Bank to make payments hereunder shall be limited to the amount of such payments permitted by Regulatory Bulletin 27a issued by the OTS or any other applicable law or regulation in effect from time to time during the term of this Agreement. All additional payments contemplated under the terms of this Agreement in excess of the amount indicated in the preceding sentence, including but not limited to the payment contemplated under subpart (i) of the second sentence of
                 Section 2(a) of this Agreement, shall be an obligation of the Company only."

         3. Except as amended hereby, the Agreement shall continue and shall remain in full force and effect in all respects.

         4. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Amendment or have caused this Amendment to be executed on their behalf, as of the date first above written.


ATTEST:                                    ST. PAUL BANCORP, INC.


_____________________________              By__________________________________
                                                  Joseph C. Scully
                                                  Chairman of the Board


ATTEST:                                    ST. PAUL FEDERAL BANK FOR SAVINGS


_____________________________              By___________________________________
                                                  Joseph C. Scully
                                                  Chairman of the Board

                                           EMPLOYEE


                                           _____________________________________
                                                   ROBERT N. PARKE





                                       2